EXHIBIT 32.1

Milost International Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Milost International Inc. (the Company) on Form 10-Q for the quarter ended November 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Bernard Yaw, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Bernard Yaw and will be retained by Milost International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: January 19, 2018

By: /s/ Bernard Yaw

Bernard Yaw,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Milost International Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Milost International Inc. (the Company) on Form 10-Q for the quarter ended November 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Bernard Yaw, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Bernard Yaw and will be retained by Milost International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: January 19, 2018

By: /s/ Bernard Yaw

Bernard Yaw,

Chief Financial Officer

(Principal Financial Officer)